                                                                    Exhibit 23.1






                         Consent of Independent Auditors


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Sturm, Ruger & Company, Inc. of our report dated February 11, 2000, included in the 1999 Annual Report to Stockholders of Sturm, Ruger & Company, Inc.

Our audits also included the financial statement schedule of Sturm, Ruger & Company, Inc. listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333- 84677) pertaining to the Sturm, Ruger & Company, Inc. 1998 Stock Incentive Plan of our report dated February 11, 2000, with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedule included in this Annual Report (Form 10-K) of Sturm, Ruger & Company, Inc.




                                                    ERNST & YOUNG LLP

Stamford, Connecticut
March 17, 2000

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Sturm, Ruger & Company, Inc.
                                       ----------------------------------------
                                                 (Registrant)


                                       ----------------------------------------
                                       Leslie M. Gasper
                                       Corporate Secretary


                                       ----------------------------------------
                                       Date


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




-----------------------------------------------                        ----------------------------------------
William B. Ruger                                                       William B. Ruger, Jr.
Chairman of the Board, Chief Executive Officer,                        Vice Chairman, Senior Executive Officer,
Treasurer, Director                                                    President, Chief Operating Officer,
(Principal Executive Officer)                                          Director



-----------------------------------------------                        ----------------------------------------
John M. Kingsley, Jr.                                                  Stanley B. Terhune
Director                                                               Director



-----------------------------------------------                        ----------------------------------------
Richard T. Cunniff                                                     Townsend Hornor
Director                                                               Director



-----------------------------------------------                        ----------------------------------------
Paul X. Kelley                                                         James E. Service
Director                                                               Director



-----------------------------------------------                        ----------------------------------------
Stephen L. Sanetti                                                     Erle G. Blanchard
Vice President, General Counsel, Director                              Vice President, Controller
                                                                       (Principal Financial Officer)